Employee Benefit Plans - Compensation Expense to be Recognized (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
2018	$ 111
2019	67
2020	45
2021	3
Total	$ 226